UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 5, 2006

Sunstone Hotel Investors, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-32319	20-1296886
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

903 Calle Amanecer, Suite 100 San Clemente, California	92673
(Address of Principal Executive Office)	(Zip Code)

(949) 369-4000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On April 5, 2006, Sunstone Hotel Investors, Inc. (“Sunstone”) filed Articles Supplementary to its Articles of Amendment and Restatement (as amended) with the State Department of Assessment and Taxation of Maryland. The Articles Supplementary are filed herewith as Exhibit 3.1. The Articles Supplementary classified and designated an additional 8,000,000 shares of authorized but previously unissued preferred stock into shares of its 8% Series A Cumulative Redeemable Preferred Stock (the “Series A Preferred Stock”).

ITEM 8.01. OTHER EVENTS

On April 5, 2006, Sunstone and Sunstone Hotel Partnership, LLC entered into an underwriting agreement (the “Underwriting Agreement”) with Deutsche Bank Securities, Inc., to issue and sell 1,000,000 shares of the Company’s Series A Preferred Stock. The Underwriting Agreement is filed herewith as Exhibit 1.1.

On April 5, 2006, Sunstone also entered into a purchase agreement (the “Purchase Agreement”) with one of its existing stockholders, Security Capital Preferred Growth Incorporated, and with Nuveen Real Estate Income Fund, both of which are advisory clients of Security Capital Research & Management Incorporated, pursuant to which it agreed to sell an aggregate of 1,200,000 shares of Series A Preferred Stock.

All shares of Series A Preferred Stock under the Underwriting Agreement and the Purchase Agreement were offered by Sunstone and were sold under the Company’s Form S-3 shelf registration statement (File No. 333-130480), as supplemented by the Prospectus Supplement filed on April 7, 2006 with the Securities and Exchange Commission.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

The Company hereby files the following exhibits to its Form S-3 shelf registration statement (File No. 333-130480), which was filed on December 20, 2005 and supplemented by a Prospectus Supplement filed on April 7, 2006 or otherwise pursuant to requirements of Form 8-K:

1.1	Underwriting Agreement, dated April 5, 2006.

3.1	Articles Supplementary.

5.1	Opinion of Venable LLP.

8.1	Tax Opinion of Sullivan & Cromwell LLP.

23.6	Consent of Venable LLP (included in Exhibit 5.1).

23.7	Consent of Sullivan & Cromwell LLP (included in Exhibit 8.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sunstone Hotel Investors, Inc.

Date: April 11, 2006	By:	/s/ JON D. KLINE
Jon D. Kline Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated April 5, 2006.

3.1	Articles Supplementary.

5.1	Opinion of Venable LLP.

8.1	Tax Opinion of Sullivan & Cromwell LLP.

23.6	Consent of Venable LLP (included in Exhibit 5.1).

23.7	Consent of Sullivan & Cromwell LLP (included in Exhibit 8.1).